Exhibit 10.1

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THIRD AMENDED AND RESTATED LICENSE

AND DEVELOPMENT AGREEMENT

This THIRD AMENDED AND RESTATED LICENSE AND DEVELOPMENT AGREEMENT (the “Third Restated Agreement”) is made effective as of August 26, 2013 (the “Effective Date”) by and among Guided Therapy Systems, LLC, an Arizona limited liability company (“GTS” or “Licensor”), Ardent Sound Inc., an Arizona corporation (“Ardent Sound” and, together with GTS, “Licensors”), and Ulthera, Inc., a Delaware corporation (“Ulthera” or “Licensee”). GTS or GTS and Ardent Sound, collectively, are hereinafter referred to as a “Party,” Ulthera is hereinafter referred to as a “Party,” and each of GTS, Ardent Sound and Ulthera are hereinafter collectively referred to as the “Parties.”

RECITALS

WHEREAS, the Parties previously entered into that certain License and Development Agreement, dated as of November 15, 2005 (the “License Agreement”);

WHEREAS, the Parties thereafter amended and restated the License Agreement in the Amended And Restated License And Development Agreement, dated November 21, 2007 (the “First Restated Agreement”);

WHEREAS, the Parties initially modified the First Restated Agreement in the First Modification To The Amended And Restated License And Development Agreement, dated April 1, 2010 (the “First Modification”),

WHEREAS, the Parties subsequently modified the First Restated Agreement in the Second Modification To The Amended And Restated License And Development Agreement, dated December 9, 2010 (the “Second Modification”);

WHEREAS, the Parties by way of a letter agreement dated December 5, 2011 entered into certain non-binding obligations regarding an option to expand the current fields of use to include targeted [***] treatment, and into certain binding obligations for prosecution and payment of patent expenses and fees for certain GTS Patent Rights, past and in the future (the “Letter Agreement”);

WHEREAS, the Parties further amended and restated the First Restated Agreement in the Second Amended and Restated License and Development Agreement, dated November 1, 2011 (the “Second Restated Agreement”); and

WHEREAS, the Parties now wish to further amend and restate the Second Restated Agreement to grant Ulthera a license to certain technology and patents developed by Licensors using ultrasound therapy, or combined ultrasound imaging and therapy, to a human body for the expanded Field of use to include the treatment of [***] on the terms and subject to the conditions set forth herein.

Confidential

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the Parties agree as follows:

ARTICLE 1

Definitions

1.1 “Additional Components” means one or more separate products, instruments, components thereof or methods which are sold with a Licensed Product and which are not essential to the function, use or operation of a Licensed Product.

1.2 “Affiliate” means, in relation to any Party hereto, (a) any entity in which the relevant Party directly or indirectly holds more than fifty percent (50%) of the voting stock or power, (b) any entity (“Holding Entity”) which holds directly or indirectly more than fifty percent (50%) of the voting stock or power of the relevant Party, (c) any other entity in which more than fifty percent (50%) of the voting stock or power is directly or indirectly held by any Holding Entity of the relevant Party or (d) any entity in which the relevant Party directly or indirectly holds less than fifty percent (50%) of the voting stock or power but has management control of such entity in that it has the ability to appoint and remove the majority of the Board of Directors (or other governing body) of such Party.

1.3 “Ardent-GTS Agreement” means that certain License and Development Agreement between Ardent Sound and GTS, effective as of November 2005, as amended, granting GTS, among other rights, an exclusive, transferable, sublicenseable license to Ardent Sound Licensed Patent Rights, Ardent Sound Non-Exclusive Patent Rights, and Ardent Sound Know-How to develop, have developed, use, make, have made, offer for sale, sell, have sold, import or have imported the Licensed Product(s) within the Field in the Territory.

1.4 “Ardent Sound-Licensed Patent Rights” means the patents and patent applications set forth in Exhibit B, and all other patents and patent applications owned or otherwise controlled by or licensed by a Third Party to Ardent Sound [***], and any patents and patent applications claiming priority thereto, that claim or cover ultrasound technology and that are necessary for or otherwise used in the development or commercialization of any Licensed Product.

1.5 “Ardent Sound Non-Exclusive Patent Rights” means the patent and patent applications set forth in Exhibit C that have been licensed on a non-exclusive basis to Ardent Sound, with rights to sublicense, from Ethicon Endo-Surgery under that certain non-exclusive license and termination agreement between Ardent Sound and Ethicon Endo-Surgery, Inc., dated March 2, 2004, and any patents and patent applications claiming priority thereto.

1.6 “Bankruptcy Event” means the entity in question becomes insolvent, or voluntary or involuntary proceedings by or against such entity are instituted in bankruptcy or under any insolvency law, or a receiver or custodian is appointed for such

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entity, or proceedings are instituted by or against such entity for corporate reorganization or the dissolution of such entity, which proceedings, if voluntary, shall not have been dismissed within sixty (60) days after the date of filing, or such person or entity makes an assignment for the benefit of its creditors, or substantially all of the assets of such entity are seized or attached and not released within sixty (60) days thereafter.

1.7 “Change in Control” means in respect of a Party hereto (i) the liquidation or dissolution of such Party or the sale or other transfer by such Party (excluding transfers to subsidiaries) of all or substantially all of its assets; or (ii) the occurrence of a tender offer, stock purchase, other stock acquisition, merger, consolidation, recapitalization, reverse split, sale or transfer of assets or other transaction, as a result of which any person, entity or group (a) becomes the beneficial owner, directly or indirectly, of securities of such Party representing more than fifty percent (50%) of the ordinary shares of such Party or representing more than fifty percent (50%) of the combined voting power with respect to the election of directors (or members of any other governing body) of such Party’s then outstanding securities, or (b) obtains the ability to appoint a majority of the Board of Directors (or other governing body) of such Party, or obtains the ability to direct the operations or management of such Party or any successor to such Party’s business; provided, however, that Change in Control shall not include the issuance by a Party of equity to the public through a public offering or offerings, or the financing of a Party through venture-capital or other like financing.

1.8 “Commercial Exploitation” will have the meaning set forth in Section 4.4.

1.9 “Development Budget” has the meaning set forth in Section 3.1(a).

1.10 “Development Period” has the meaning set forth in Section 3.1(a).

1.11 “Development Services” means the development services to be provided by GTS and/or Ardent Sound to Ulthera according to an agreed Proposal as set forth in Section 3.1(a) and (b), or pursuant to a development services agreement as set forth in Section 2.5.

1.12 “Diagnostic Imaging Applications” means any diagnostic-imaging modalities, devices or applications that do not include an application, product, method or component specifically designed to provide a cosmetic or dermatological treatment effect within the Field.

1.13 “Execution Date” means the date that this Agreement is signed by both of the Parties.

1.14 “Face and Neck Applications” means all technologies, products, processes, procedures and other applications, including without limitation those

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provided at med spas, within the field of dermatological cosmetic treatment performed by Professionals for providing ultrasound therapy or combined ultrasound imaging and therapy to a face, head, and/or neck of a human body, including, for example, applications directed to neck, hair, facial, skin (including acne for the face and neck and body), dental improvements, and other similar aesthetic applications. These applications specifically include, but are not limited to, [***]. For clarity, combined imaging and therapy includes imaging and therapy that may be on a single transducer or array or on two or more transducers or arrays. Notwithstanding the foregoing, Face and Neck Applications do not include therapies, treatments or clinical applications that are primarily or otherwise intentionally directed to addressing [***].

1.15 “Field” means the (i) Face and Neck Applications; (ii) Other Cosmetics Applications; (iii) Targeted Treatment of [***]; and (iv) Treatment of [***], provided that the rights to the Treatment of [***] shall be forfeited if Ulthera does not satisfy all the [***] criteria under Section 2.5.

1.16 “First Commercial Sale” means the first good-faith commercial sale of a Licensed Product made to a Third Party and not for testing or demonstration purposes.

1.17 “Funds” has the meaning set forth in Section 2.5.

1.18 “Further GTS Developments” means all Patent Rights of Licensors [***] that are not currently licensed or not currently subject to a covenant-not-to-sue to Ulthera, and any patents and patent applications claiming priority thereto. [***] Patent Rights of Licensors known to the Parties to qualify as Further GTS Developments.

1.19 “GTS Know-How” means all Know-How, including any software used in the Field, developed, owned, or in-licensed by GTS or its Affiliate, Ardent Sound [***], and related to the Field that (a) is not covered by the GTS Patent Rights but is necessary or useful to manufacture or commercialize the Licensed Products in the Field and (b) is not provided or developed by Ardent Sound or GTS under the Development Services as Work Product.

1.20 “GTS-Exclusively Licensed Patent Rights” means all Patent Rights under any patents or patent applications claiming priority to, and including, the patents and patent applications set forth in Exhibit A, which include patents and patent applications owned or otherwise controlled by GTS (including those to which GTS has rights in the Field) [***] that claim or cover ultrasound technology and that are necessary or otherwise used in the development or commercialization of any Licensed Product. Although Exhibit A does not identify all abandoned applications or patents, for the avoidance of doubt, GTS-Exclusively Licensed Patent Rights include abandoned applications or patents having priority claims and within the family of patents and patent applications listed in Exhibit A.

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1.21 “GTS Patent Rights” means the GTS-Exclusively Licensed Patent Rights, the Ardent Sound-Licensed Patent Rights, and Ardent Sound Non-Exclusive Patent Rights. For clarity, GTS Patent Rights does not include Other GTS Developments.

1.22 “GTS Technology” means collectively GTS Patent Rights and the Patent Rights therein and GTS Know-How.

1.23 “Imaging Therapeutic Applications” means any imaging and therapeutic or any therapeutic only modalities, devices or applications that do not include an application, product, method or component specifically designed to provide a cosmetic or dermatological treatment effect within the Field.

1.24 “Intellectual Property” or “Intellectual Property Rights” means patents, Patent Rights, trademarks, service marks, trade names, trade dress, copyrights, works of authorship and trade secrets, and any and all registrations and applications for all the foregoing.

1.25 “Know-How” means all know-how, trade secrets, inventions, data, software and other works of authorship, processes, techniques, procedures, compositions, devices, methods, formulas, protocols and information, and improvements, whether or not patentable or copyrightable, including, without limitation, all electrical, mechanical, chemical, biochemical, toxicological and scientific research information.

1.26 “Licensed Product” means any product, component thereof or method of use or manufacturing process within the Field that would, but for the licenses granted under this Agreement, infringe at least one Valid Claim of the GTS Patent Rights in the country in which any such product, component, method or combination thereof is manufactured, used, imported, offered for sale or sold.

1.27 “Net Sales” means the revenue which Ulthera or its Affiliates actually collect from the sale, transfer, or other disposition for value of the Licensed Product to an unaffiliated Third Party, or to any Affiliate that is an end user of the Licensed Product, less the following amounts: (a) discounts, including cash discounts, or rebates actually allowed or granted, (b) credits or allowances actually granted upon claims or returns regardless of the reason for the Third Party’s request to return, (c) freight charges paid for delivery, (d) taxes or other governmental charges levied on or measured by the invoiced amount whether absorbed by the billing or the billed party, and (e) the average sales price of any Additional Components that may be provided by Ulthera to the buyer of the Licensed Product.

1.28 “New GTS Developments” means all Patent Rights under the patents and patent applications set forth in Exhibit E, Table E-1 and any other patents and patent applications of Licensors [***], and any patents and patent applications claiming priority thereto.

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1.29 “Other Cosmetic Applications” means all technologies, products, processes, procedures and other applications, including without limitation those provided at med spas, within the field of dermatological cosmetic treatment performed by Professionals for providing ultrasound therapy, or combined ultrasound imaging and therapy to a human body below the neck including, for example, applications directed to hair, skin, and other similar aesthetic applications. These applications specifically include, but are not limited to, [***]. For clarity, combined imaging and therapy includes imaging and therapy that may be on a single transducer or array or on two or more transducers or arrays. Notwithstanding the foregoing, Other Cosmetic Applications do not include therapies, treatments or clinical applications that are primarily or otherwise intentionally directed to addressing [***].

1.30 “Other GTS Developments” means all Patent Rights reflected in a patent issued or patent application [***] that is under the New GTS Developments or Outside Field GTS Patent Rights, and any patents and patent applications claiming priority thereto.

1.31 “Outside Activities” has the meaning set forth in Section 3.4.

1.32 “Outside Field GTS Patent Rights” has the meaning set forth in Section 2.1(c) including the Patent Rights under the patents and patent applications set forth in Exhibit E, Table E-2.

1.33 “Patent Rights” mean all rights under patents and patent applications, disclosures of invention and any and all patents issuing therefrom (including utility, model and design patents and certificates of invention), together with any and all substitutions, extensions (including supplemental protection certificates), registrations, confirmations, reissues, divisionals, continuations, continuations-in-part, re-examinations, renewals and foreign counterparts of the foregoing.

1.34 “Professionals” means physician-licensed or physician-directed treatment personnel.

1.35 “Proposal” has the meaning set forth in Section 3.1(a).

1.36 “Regulatory Agency” means the regulatory agency in a country that performs the equivalent function as the FDA in the United States, and any reference to a rule or requirement of the FDA herein shall if the circumstances make it applicable refer to the equivalent rule or requirement of any Regulatory Agency.

1.37 “Specifications” has the meaning set forth in Section 3.1(a).

1.38 “Targeted Treatment of [***]” means all technologies, products, processes, procedures and other applications, including without limitation those provided at med spas, within the field of dermatological cosmetic treatment performed by Professionals for providing ultrasound therapy or combined ultrasound imaging and

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therapy to any part of a human body for the targeted treatment of [***], including [***], or otherwise specifically or selectively targeting [***]. These applications, include, but are not limited to [***]. Combined imaging and therapy includes imaging and/or therapy that may be on a single transducer or array or two or more transducers or arrays.

1.39 “Term” shall have the meaning set forth in Article 8.

1.40 “Territory” means all countries of the world.

1.41 “Third Party” means any entity other than: GTS, Ardent Sound, Ulthera, or an Affiliate of GTS, Ardent Sound, or Ulthera.

1.42 “Third Party Acquirer” shall have the meaning set forth in Section 2.1(e)(ii).

1.43 “Treatment of [***]” means all technologies, products, processes, procedures and other applications, including without limitation those provided at med spas, within the field of dermatological cosmetic treatment performed by Professionals for providing ultrasound therapy or combined ultrasound imaging and therapy to any part of a human body for the treatment of [***]. These applications include treatment of [***]. Combined imaging and therapy includes imaging and/or therapy that may be on a single transducer or array or two or more transducers or arrays.

1.44 “Ulthera-MEEI Agreement” means that certain Settlement Agreement and Release between Ulthera and MEEI, having an effective date of November 25, 2008, in which MEEI granted certain license rights to certain “MEEI Patent Rights” to Ulthera and its affiliates, licensees, and sublicensees, including GTS.

1.45 “Ulthera Patent Rights” means all Patent Rights arising in the course of the performance of Development Services under this Agreement that are (a) conceived of and reduced to practice jointly by employees, agents or contractors of Ulthera and employees, agents or contractors of GTS or Ardent Sound or (b) conceived of and reduced to practice solely by employees, agents or contractors of GTS or Ardent Sound. Ulthera Patent Rights shall include without limitation the patents and patent applications identified in Exhibit D.

1.46 “Valid Claim” means a claim of an issued patent included within the GTS Patent Rights, and which claim has not lapsed, been canceled or become abandoned and has not been declared invalid or unenforceable by an unreversed and unappealable decision or judgment of a court or other appropriate body of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

1.47 “Work Product” means deliverables including design specifications, prototypes, software code (executable, object code, and user interface source code, but specifically excluding pre-existing ROOMS source code) schematics, performance

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characteristics, electronic hardware and test protocols, backup documentation, prototype drawings, models, test procedures, prototype documentation and Know How developed by GTS or Ardent Sound in accordance with the performance of Development Services, and all Intellectual Property Rights in any of the foregoing.

ARTICLE 2

Grant of License

2.1 License for GTS Technology.

(a) GTS Patent Rights. Licensors hereby grant to Ulthera an exclusive, sublicenseable license under their respective rights and interests in the GTS Patent Rights to develop, have developed, use, make, have made, offer for sale, sell, have sold, import or otherwise commercially exploit Licensed Product(s) within the Field in the Territory, and their exclusive and complete rights under their respective non-exclusive rights and interests in the Ardent Sound Non-Exclusive Rights to develop, have developed, use, make, have made, offer for sale, sell, have sold, import or otherwise commercially exploit Licensed Product(s) within the Field in the Territory. For clarity, the exclusive rights granted herein are exclusive to Ulthera even as to Licensors. Such exclusive rights notwithstanding, for the avoidance of doubt Licensors shall be permitted to conduct or otherwise use GTS Technology for activities, including development services for therapy or treatment applications, subject to the restrictions in Section 3.2(c) and Section 3.4.

(b) GTS Know-How. Licensors hereby grant to Ulthera an exclusive, sublicenseable license under their respective rights and interests in the GTS Know-How to develop, have developed, use, make, have made, offer for sale, sell, have sold, import or otherwise commercially exploit the Licensed Product(s) within the Field in the Territory. For clarity, the exclusive rights granted herein are exclusive to Ulthera even as to Licensors. Such exclusive rights notwithstanding, for the avoidance of doubt Licensors shall be permitted to conduct or otherwise use GTS Technology for activities, including development services for therapy or treatment applications subject to the restrictions in Section 3.2(c) and Section 3.4.

(c) Outside Field GTS Patent Rights. The patents and applications identified on Exhibit E, Table E-2 and labeled “Outside Field GTS Patent Rights,” shall fall outside of Ulthera’s Field to the extent that each and every claim in the patent or application does not cover any activity within the Field. The parties acknowledge that if the claims change (e.g., through amendment, reissue or re-exam), these patents and applications may fall within the Field and are therefore exclusively licensed to Ulthera in the Field. For clarity, any Patent Rights claiming priority to or from the patents and applications identified as “Outside Field GTS Patent Rights” on Exhibit E, Table E-2 are exclusively licensed to Ulthera in the Field, if any of the claims cover any activity within the Field, and are further subject to the provisions applicable to the GTS-Exclusively Licensed Patent Rights, including without limitation the royalty provisions of Section 5.1.

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(d) Incidental Effects.

(i) The Parties appreciate that use in a particular field of use may by its nature also provide incidental effects in another field of use.

(ii) Each Party hereby agrees that it (or, for clarity, any of its Affiliates or licensees) will not have a cause of action against the other Party if the other Party is practicing in its field of use even if associated incidental effects occur outside such field of use. For clarity, incidental effects shall include any effects that are unavoidably and necessarily required to practice in a field licensed or held by the other Party.

(iii) Notwithstanding Section 2.1(d)(ii), a cause of action shall be permitted by a party if the other party markets, advertises or otherwise actively promotes incidental effects that are outside its respective field of use. Moreover, to the extent such marketing, advertisement or promotional activities occurs through a Party’s licensees and end users, such Party agrees to notify in writing such licensees and end users, other than physicians, (and copy the other Party) that such activities are not permitted and could expose such licensee and end users to claims from the other Party or other Third Parties.

(e) Other GTS Developments and Further GTS Developments. Although Ulthera does not have exclusive or other license rights to the Other GTS Developments or Further GTS Developments, other than pursuant to Section 2.1(c) with respect to the patents and patent applications in Exhibit E, Table E-2 and labeled Outside Field GTS Patent Rights, the following rights are hereby granted to Ulthera:

(i) Licensors hereby grant to Ulthera and its licensees a covenant-not-to-sue in the Field under the New GTS Developments and a covenant-not-to-sue for the Treatment of [***] under the Further GTS Developments;

(ii) Upon the acquisition of Ulthera (whether of substantially of all of the stock or assets of Ulthera) by a Third Party (“Third Party Acquirer”), the covenant-not-to-sue in the Field under the Other GTS Developments and the covenant-not-to-sue for the Treatment of [***] under the Further GTS Developments granted to Ulthera and its licensees under Section 2.1(e)(i) shall convert to a non-exclusive, royalty-bearing, sublicenseable license under Licensors respective rights and interests in the New GTS Developments in the Field and Further GTS Developments for the Treatment of [***] to Ulthera (or Third Party Acquirer if an asset acquisition) develop, have developed, use, make, have made, offer for sale, sell, have sold, import or otherwise commercially exploit Licensed Product(s) within the Field (Other GTS Developments) and for the Treatment of [***] (Further GTS Developments) in the Territory, so long as the Third Party Acquirer agrees that it (and its sublicensees), shall not assert or bring a claim or cause of action based on the non-exclusive rights licensed under this Section 2.1(e)(ii) against Licensors or any of their Affiliates or licensees. At any time following such acquisition of Ulthera by such Third Party Acquirer, Licensors may negotiate enhanced rights, e.g., exclusive rights or expanded fields of use, with the Third Party Acquirer with respect to the non-exclusive rights in the Field set forth in this Section 2.1(e)(ii), or the Third Party Acquirer may elect to terminate in its sole discretion the non-exclusive license rights granted through written notification to Licensors.

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(f) Ulthera New Developments. Although Licensor does not have non-exclusive or other license rights to any new developments or other Patents Rights of Ulthera for use outside the Field (other than the license to Ulthera Patent Rights in Section 3.5, which license shall be unaffected by this Section 2.1(f)) (hereinafter “Ulthera New Developments”), the following rights are hereby granted to Licensor. Ulthera hereby grants to Licensors and their licensees a covenant-not-to-sue outside the Field under the Ulthera New Developments, provided that (i) such Ulthera New Developments, excluding New Developments directed to the treatment of [***] outside the Field, were filed in a patent application filed [***], and (ii) Ulthera may terminate the rights set forth in Section 2.1(f) at any time after three months following acquisition of GTS (whether of substantially of all of the stock or assets of GTS). For the sake of clarity, if Ulthera is acquired by a Third Party Acquirer, the Ulthera New Developments do not include any of the intellectual property rights of the Third Party Acquirer. For clarity, any Ulthera New Developments directed to the treatment of [***] outside the Field, as of and up to the Effective Date, shall be subject to the covenant-not-to-sue of this Section 2.1(f).

2.2 Patent Marking. Ulthera shall endeavor to properly mark any Licensed Products with the corresponding patent number(s) from the applicable GTS Patent Rights in compliance with United States Code Title 35, Section 287(a), or with a patent pending status as appropriate.

2.3 License Rights to Affiliates.

(i) Ulthera shall have the right to extend all or any portion of the licenses granted herein to any of its Affiliates, upon the terms and conditions of this Agreement, provided Ulthera or its Affiliates agree in writing to be responsible for the performance by such Affiliates of all of Ulthera’s obligations hereunder.

(ii) Each Party agrees that it shall not attempt to circumvent any obligation or covenant under this Agreement by conveying rights to an Affiliate.

2.4 Sublicense Rights.

(a) Ulthera shall have the right to grant sublicenses to GTS Patent Rights within the Field to any Third Party. Ulthera will remain responsible to Licensor for payment of all royalty payments due under this Agreement, whether or not such payments result from Net Sales by Ulthera or a sublicense, and all breaches of this Agreement by any such sublicensee, whether or not Ulthera can control such sublicensee.

(b) Termination of this Agreement herein shall terminate all sublicenses, which Ulthera may have granted. Upon termination of this Agreement, Licensors will enter into direct licenses with all parties that have received a sublicense from Ulthera of its rights under this Agreement on the same terms of this Agreement unless such sublicense parties elect to terminate their respective sublicenses. Any

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sublicense granted by Ulthera shall contain provisions corresponding to those of this Agreement respecting termination and the conditions of continuance of sublicenses.

(c) Ulthera shall have the sole power to determine whether or not to grant sublicenses, the identity of sublicensees, and the royalty rates and terms and conditions of such sublicenses; provided, however, that any sublicensee agrees to comply with all the terms of this Agreement to the extent applicable from the rights originally sublicensed to it by Ulthera.

2.5 Expansion of the Scope of the Field.

(a) Prior Option to Other Cosmetic Applications. Licensors acknowledge that as of the Effective Date of the Second Restated Agreement, Ulthera has performed its obligations and made all required payments necessary to exercise the Option as set forth in 2.5(a)(i)-(ii) of the First Modification and thus retains the license granted to it for the Other Cosmetic Applications (excluding the Targeted Treatment of [***]) within the Field.

(b) As of the Effective Date of the Second Restated Agreement, Licensee has exclusive rights to the Targeted Treatment of [***]. To retain the exclusive rights to the Targeted Treatment of [***], Licensee has complied with Sections 2.5(b)(i) and (ii) below, and has additionally complied with the payment obligation in Section 2.5(c) below.

(i) Ulthera initiated a development program for the Targeted Treatment of [***] to commence sometime before or in the third quarter of 2012, and utilized GTS for Development Services on the front end of that program to help define the scope of the development, assess technology requirements and provide support on feasibility work. All efforts initially were focused upon adding the ability to treat [***] into the existing Ulthera platform in order to leverage the growing installed base of Ulthera Systems worldwide; and

(ii) As of the Effective Date, Licensors acknowledge that Ulthera has paid GTS $1,000,000 in Development Services for the Targeted Treatment of [***], as set forth in Exhibit F.

(c) Ulthera’s obligations related to the Development Services for the Targeted Treatment of [***] have been fulfilled subject to the requirements of this Agreement and prior Agreements, including Royalty Payments in 5.1.

(d) Field for Treatment of [***].

(i) As of the Effective Date, Licensors acknowledge that the Field has been expanded to include the Treatment of [***], provided that Ulthera pay a $2,000,000 licensing fee to GTS. The parties agree to the following payment schedule: $200,000 upon the signing of this Agreement by both GTS and Ulthera; $100,000 per month in October, November and December 2013;

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then $500,000 per quarter for Q1 of 2014, Q2 of 2014, and Q3 of 2014 (or later as mutually agreed upon by GTS and Ulthera), to be paid by the end of each time period, for a cumulative total of $2,000,000. Upon completing payment of the cumulative total of $2,000,000, the parties agree that Ulthera shall retain the rights conveyed under Article 2 for the Field for the Treatment of [***] subject to the requirements of this Third Restated Agreement, including Royalty Payments in 5.1.

(ii) Ulthera shall pay GTS the royalty payments as provided under Section 5.1[***] for Licensed Products for the Treatment of [***].

(iii) By [***], or as otherwise agreed upon by both parties, GTS and Ulthera will negotiate in good faith, a development program for the Treatment of [***]. For the avoidance of doubt, as long as GTS and Ulthera negotiate a development program for the Treatment of [***] in good faith, 2.5(d)(iii) shall not be deeded to have been breached, whether or not GTS and Ulthera ultimately agree to or implement a development program for the Treatment of [***].

2.6 Rights to MEEI Patent. Ulthera hereby grants to Licensors the exclusive and complete rights of Ulthera outside the Field under Ulthera’s respective rights and interests in the MEEI Patent Rights as set forth in the Ulthera-MEEI Agreement to research, develop, have developed, make, have made, use, have used, import, export, distribute, sell. have sold, offer for sale, or otherwise exploit the products outside the Field, For clarity, the “MEEI Patent Rights” shall mean all Patent Rights related to or resulting from [***]. Furthermore, Ulthera grants to Licensors all rights, remedies, and releases as set forth in the Ulthera-MEEI Agreement; however, if there is any conflict between the Ulthera-MEEI Agreement and this Agreement, other than this Section 2.6, this Agreement supersedes the Ulthera-MEEI Agreement.

ARTICLE 3

Development Services and Other Rights Transfer Provisions

3.1 Provider of Development Services. Except as specifically provided herein, it is agreed that GTS, which may include the efforts of Ardent Sound, shall provide Development Services to Ulthera under the following terms and conditions:

(a) Development Project. Ulthera may, at its discretion, provide from time to time a written request to GTS for development activities related to the Field (the “Development Project”). Upon receipt of such a request for a Development Project, GTS shall then submit to Ulthera in a timely manner (i) a specification for each requested Development Project, (ii) an estimate of the budget required for each requested Development Project (the “Development Budget”), wherein said Development Budget is based on commercially reasonable costs and fees, (iii) the anticipated number of months required to complete the development of such Development Project (the “Development Period”), (iv) technical specifications related to the Development Project (the “Specifications”), and (v) a schedule of providing deliverables and associated compensation adjustments for late delivery (collectively, the foregoing submission being

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the “Proposal”). The Proposal and any related agreements for Development Services shall be negotiated in good faith by the Parties.

(b) Acceptance and Performance. Ulthera will have the right to modify the Proposal in good faith and Licensors will adopt the modifications. Licensors will perform the Development Services in accordance with the agreed Proposal. If such Development Services are performed at a place other than Ulthera, GTS will permit Ulthera’s representatives to inspect the work from time to time as deemed reasonably necessary by Ulthera and upon prior approval of GTS. GTS will keep Ulthera informed of the progress of the work through a report provided to Ulthera monthly or more frequently if reasonably requested. GTS will notify Ulthera promptly if GTS’s and/or Ardent Sound’s performance of the Development Services falls behind the agreed schedule. In the event that Ulthera desires GTS, through the efforts of Ardent Sound, to undertake additional duties and responsibilities to develop products outside the scope of Development Services, Ulthera and GTS shall negotiate a separate agreement for such additional duties and responsibilities. Licensors will perform the Development Services in compliance with applicable law. Licensors will keep complete and accurate records of all activities conducted pursuant to the Development Services and all Work Product, and such records and Work Product will be considered the confidential information of Ulthera under this Agreement. Licensors shall not subcontract their respective responsibilities under the Development Services without prior written consent of Ulthera.

(c) Project Manager. The Ulthera Project Manager or designee shall generate progress meeting minutes from time to time, which reconcile previous month(s) deliverables and projected GTS and Ardent Sound deliverables for the subsequent month(s) during the Development Period.

3.2 Ownership of Intellectual Property Developed Through Development Services. Except as specifically provided herein, it is agreed that the Work Product created in the course of the performance of the Development Services by GTS or Ardent Sound is to be the sole and exclusive property of Ulthera.

(a) Assignment. Except as specifically provided herein, Licensors agree to assign and hereby assign all rights, title and interest in the Work Product resulting from Development Services to Ulthera. Licensors will fully cooperate with Ulthera to enable Ulthera to perfect its rights, title and interest obtained hereunder, including executing and delivering all requested assignments and other documents and providing good faith testimony by affidavit, declaration or other means.

(b) Copy Retention. GTS may retain one copy of the Work Product for archival purposes only, all other copies of such property being subject to delivery to Ulthera by GTS upon request by Ulthera or upon completion or termination of the Development Services.

(c) Restriction in Field. Licensors agree that during the Term they shall not commercially exploit in the Field for themselves or for any Third Party the Work

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Product developed by GTS and/or Ardent Sound for Ulthera under this Agreement. Moreover, during the Term, Licensors shall not independently or with a Third Party pursue research or develop technology, products, methods or components that are specifically designed for ultrasound therapy or treatment applications within the Field, and shall not independently or with a Third Party, apply, market or sell within the Field any technology, products, methods or components that are specifically designed for ultrasound therapy or treatment applications, including without limitation any applications that are developed, marketed or sold in the Field in combination with ultrasound treatment or therapy in a single device. For the avoidance of doubt, Licensors shall be permitted to independently pursue research and develop any technology, products, methods or components for ultrasound therapy or treatment applications in any field, provided that Licensors will not use any funds or other resources provided by Ulthera to conduct such research and development, and Licensors will not conduct such research and development in a manner that limits the availability of Licensors’ personnel or development capacity and prevents the complete and timely performance of Development Services for Ulthera. Moreover, Licensors will notify Ulthera if any Third Party contacts either of Licensors to obtain or provide products or services in the Field. Except as otherwise set forth herein, the restrictions set forth in this Section 3.2(c) can be terminated by GTS (i) at any time at the end of a twelve (12) month period commencing after the second year after a Change in Control of Ulthera in which [***] during such twelve-month period, except if [***] during such twelve month period; (ii) with respect to the Licensed Products relating to Face and Neck Applications, upon Ulthera’s failure to pay GTS the royalty payments as provided under Section 5.1(a) for Licensed Products for Face and Neck Applications; (iii) with respect to the Licensed Products relating to Other Cosmetic Applications, upon Ulthera’s failure to pay GTS the royalty payments as provided under Section 5.1(a) for Licensed Products for Other Cosmetic Applications; (iv) with respect to the Licensed Products [***], upon Ulthera’s failure to pay GTS the royalty payments as provided under Section 5.1(b) for Licensed Products for the [***]; or (v) with respect to the Licensed Products relating to [***], upon Ulthera’s failure to satisfy the requirement under Section 2.5(d) or upon Ulthera’s failure to pay GTS the royalty payments as provided under Section 5.1(c) for Licensed Products for the [***].

3.3 Know-How. Licensors will deliver all new Know-How and to the extent reasonably feasible any new Work Product developed by GTS through Development Services to Ulthera on a quarterly basis or as can be reasonably delivered by GTS upon request by Ulthera from time to time.

3.4 Activities Outside the Scope of this Agreement. Subject to Section 2.1. and 3.2, this Agreement does not limit, restrict or prohibit GTS, Ardent Sound or its Affiliates from using the GTS Technology for activities outside the Field (e.g., in connection with any development services permitted under Section 3.2 and performed by GTS, Ardent Sound or its Affiliates under this Agreement) (“Outside Activities”) or is intended to be construed to grant an interest in or license to such Outside Activities to Ulthera, or to any rights resulting therefrom, which shall be reserved solely by any of GTS, Ardent Sound and its Affiliates and/or their respective Third Party licensees. For the avoidance of doubt, it is also understood and agreed by the Parties that Ardent

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Sound has developed and will continue to develop Diagnostic Imaging Applications and that GTS will continue to develop Imaging Therapeutic Applications that are available for commercial sale or license to Third Parties, and that such Third Parties may desire to acquire and use such Diagnostic Imaging Applications and/or such Imaging Therapeutic Applications for any type of therapeutic process or treatment, and nothing herein shall be deemed to limit or restrict Ardent Sound’s or GTS’ ability to design, develop, make and sell such Diagnostic Imaging Applications and/or Imaging Therapeutic Applications to Third Parties, provided that Licensors will not grant license rights to such Third Parties under any GTS Technology in the Field.

3.5 Grantback of Ulthera Patent Rights to GTS.

(a) Ulthera hereby grants to Licensors a royalty-free non-exclusive, sublicenseable license under the Ulthera Patent Rights and the Work Product that are developed solely by GTS or Ardent Sound for Ulthera, or jointly by GTS, Ardent Sound and Ulthera (or any combination of two or more thereof), during the Term to develop, have developed, use, make, have made, offer for sale, sell, have sold or import products outside the Field. For clarity, developments created by Ulthera alone or with a party other than GTS or Ardent Sound are Ulthera New Developments. Ulthera makes no representation regarding the Ulthera Patent Rights and has no obligation to defend, indemnify or hold Licensors harmless in the event any claims, suits, proceedings, expenses, recoveries or damages arise out of, are based on, or are caused by any products, use, activity, or allegation of infringement of any Ulthera Patent Rights. At Ulthera’s request, and to the extent commercially feasible, GTS shall endeavor to properly mark any products with the corresponding patent number(s) from the applicable Ulthera Patent Rights in compliance with United States Code Title 35, Section 287(a), or with a patent pending status as appropriate.

(b) Other than the license rights granted in Section 3.5(a) and the covenants granted in Section 2.1(f), Licensors shall have no license or other rights to any other Patent Rights of Ulthera, whether developed solely by Ulthera, or jointly with, or solely by, a Third Party other than GTS or Ardent Sound or an Affiliate thereof.

ARTICLE 4

Commercialization and Regulatory Activities

4.1 Sales and Marketing. Ulthera will have the sole discretionary right to sell, offer for sale, contract, distribute, enter orders, invoice, collect, and market the Licensed Products.

4.2 Clinical Trials. Ulthera shall assume all clinical costs associated with any clinical program.

4.3 Regulatory. Ulthera shall be responsible for filing for regulatory approval for the Licensed Product in the United States and in all countries throughout the World, as determined solely by Ulthera. At Ulthera’s request, GTS shall provide

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Ulthera for its use in obtaining regulatory approvals for the Licensed Product copies of the following items that pertain to the Licensed Products: all data, including, but not limited to, results and related information from clinical trials (if any), physical test data, biocompatability data, animal data, bench testing and stability data.

4.4 Commercialization Discretion. The development, marketing, sale or other commercial exploitation (collectively, the “Commercial Exploitation”) of the Licensed Products in the Territory shall be exercised by Ulthera in accordance with its own business judgment and in its sole and absolute discretion.

4.5 Adverse Event Reporting. Except where precluded by confidentiality or other obligations to Third Parties, each of the Parties will notify the others promptly (but no later than five (5) business days after such Party becomes aware) of any serious, unexpected adverse event information relating to any product of the notifying Party (whether or not related to a Licensed Product) for any indication, including without limitation information from human clinical, in vitro or animal studies suggesting a significant hazard to humans. For purposes of this Section 4.5, the phrase “serious, unexpected adverse event information” includes, without limitation, information relating to any experience that (a) suggests a significant hazard, contraindication, side effect or precaution, (b) is fatal or life threatening, (c) is permanently disabling, (d) requires or prolongs hospitalization, (e) involves a congenital anomaly, cancer or overdose, (f) is one not identified in nature, specificity, severity or frequency in the current investigator brochure or the approved product labeling for such product, or (g) includes findings from tests in laboratory animals that suggest a significant safety risk to humans, including without limitation reports of mutagenicity, teratogenicity or carcinogenicity.

ARTICLE 5

Payments; Records; Audits

5.1 Royalty Payments.

(a) Licensed Products for Face and Neck Applications and Other Cosmetics Applications. In consideration for the license(s) granted herein relating to Face and Neck Applications and Other Cosmetics Applications [***], Ulthera shall pay GTS on a quarterly basis a royalty payment of [***] percent ([***]%) on Net Sales of each Licensed Product relating to Face and Neck Applications and Other Cosmetics Applications [***] 5.1(b)-(c) [***]; provided, however, that Ulthera’s obligation to pay any such royalties shall terminate, in any case, when all the GTS Patent Rights expire.

(b) Licensed Products for [***]. In consideration for the license(s) granted herein [***], Ulthera shall pay GTS on a quarterly basis: (i) an earned royalty of [***] percent ([***]%) on Net Sales of each Licensed Product [***] for the [***] following the First Commercial Sale of a Licensed Product [***] (the “[***]”); (ii) an earned royalty of [***] percent ([***]%) on Net Sales of each Licensed Product [***] for the period between [***] to [***] following the [***] (the “[***]”); and (iii) [***] percent ([***]%) on Net Sales of each Licensed Product [***] for the period after [***] and beyond the [***]”, corresponding to the [***] after the [***]); provided, however, that Ulthera’s obligation to

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pay any such royalties shall terminate, in any case, when all the GTS Patent Rights expire.

(c) Licensed Products for [***]. In consideration for the license(s) granted herein [***], upon Ulthera satisfying all the requirements under Section 2.5(d), Ulthera shall pay GTS on a quarterly basis: (i) an earned royalty of [***] percent ([***]%) on Net Sales of each [***] that [***] falls under the definition of a Licensed Product (hereinafter “[***]”) for the [***] following the First Commercial Sale of a Licensed Product [***] (the “[***]”); (ii) an earned royalty of [***] percent ([***]%) on Net Sales of each [***] for the period between [***] to [***] following the [***] (the “[***]”); and (iii) [***] percent ([***]%) on Net Sales of each [***] for the period after [***] and beyond the [***]”, corresponding to the [***] after the [***]); provided, however, that Ulthera’s obligation to pay any such royalties shall terminate, in any case, when all the GTS Patent Rights expire. In consideration for the license(s) granted herein [***], upon Ulthera satisfying all the requirements under Section 2.5(d), Ulthera shall pay GTS on a quarterly basis an earned royalty on [***] of a percent to be determined, but not less than [***] percent ([***]%) in connection with the negotiation in good faith of the development agreement specified in Section 2.5(d)(iii).

(d) Non-Exclusive License for New GTS Developments and Further GTS Developments. In consideration for any license(s) granted to a Third Party Acquirer as set forth in Section 2.1(e)(ii), any Third Party Acquirer shall pay GTS on a quarterly basis an additional royalty payment of [***] percent ([***]%) on Net Sales of each Licensed Product (which are cumulative and in addition to any other royalty payments already due under Sections 5.1(a) and (b)) relating to Face and Neck Applications, Other Cosmetics Applications, [***] that is covered by a Valid Claim of any Patent Rights within the New GTS Developments. In consideration for any license(s) granted to a Third Party Acquirer as set forth in Section 2.1(e)(ii), any Third Party Acquirer shall pay GTS on a quarterly basis a further additional royalty payment of [***] percent ([***]%) on Net Sales of each Licensed Product (which are cumulative and in addition to any all royalty payments already due under Sections 5.1(a) and (b) and the [***] percent due on Net Sales related to New GTS Developments) relating to Face and Neck Applications, Other Cosmetics Applications, [***] that is covered by a Valid Claim of any Patent Rights within the Further GTS Developments. These non-exclusive licenses to Patent Rights within the New GTS Developments and the Further GTS Developments are provided, however, that such Third Party Acquirers obligation to pay any such cumulative and additional [***] percent ([***]%) royalties shall terminate, in any case, if such Third Party Acquirer terminates the non-exclusive license rights granted in Section 2.1(e)(ii), or when all the Patent Rights for the New GTS Developments and Further GTS Developments expire.

(e) The royalty payment obligations provided under Section 5.1(a)-(d) are subject to the following:

(i) Earned royalties shall be payable on Net Sales of any Licensed Product that is manufactured, used, imported or sold in only those countries having an issued patent with a Valid Claim and shall be paid to GTS.

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(ii) Multiple earned royalties shall not be payable due to any Licensed Product being covered by more than one of the GTS Patents Rights, except as set forth in Section 5.1(d). The additional royalties pursuant to Section 5.1(d) shall be [***] with respect to the Patent Rights within the New GTS Developments and the Further GTS Developments.

(iii) Ulthera shall have no annual minimum royalty payment obligations.

(iv) The Parties agree that Ulthera shall owe no royalties to Ardent Sound, and any payments owed to Ardent Sound by GTS pursuant to any license or other arrangement between GTS and Ardent Sound shall be paid by GTS.

5.2 Payment; Reports. Royalty payments shall be calculated and reported for each calendar quarter. All royalty payments due to GTS under this Agreement shall be paid within forty-five (45) calendar days of the end of each calendar quarter, unless otherwise specifically provided herein. Each payment of royalties shall be accompanied by a written report in sufficient detail to permit confirmation of the accuracy of the royalty payment made, including, without limitation, Net Sales, the royalties payable in United States dollars, the method used to calculate the royalty and the exchange rates used.

5.3 Exchange Rate; Manner and Place of Payment. All payments hereunder shall be payable in United States dollars. With respect to each quarter, for countries other than the United States, whenever conversion of payments from any foreign currency shall be required, such conversion shall be made at the rate of exchange reported in The Wall Street Journal on the last business day of the applicable reporting period.

5.4 Records and Audits. During the Term, and for a period of two years thereafter, Ulthera shall keep complete and accurate records in sufficient detail to permit GTS to confirm the accuracy of all payments and reports due hereunder. GTS shall have the right to cause an independent, certified public accountant reasonably acceptable to Ulthera and subject to terms of a confidentiality agreement to audit such records to confirm royalty payments for the preceding year. Such audits may be exercised during normal business hours no more than once in any twelve (12) month period upon at least thirty (30) calendar days’ prior written notice to Ulthera. GTS shall bear the full cost of such audit unless such audit discloses an underpayment by more than five percent (5%) of the amount due under this Agreement. In such case, Ulthera shall bear the full cost of such audit and shall pay any underpayment with interest at the rate of five percent (5%) compounded annually from the date due until the date Ulthera actually pays GTS. Any dispute regarding any payments due hereunder shall be subject to the dispute resolution procedures set forth in Article 9.

ARTICLE 6

Representations and Disclaimer of Warranties

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6.1 All GTS Technology Provided to Ulthera in Accordance With This Agreement Is Provided “As Is”. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO BE A REPRESENTATION OR WARRANTY BY LICENSORS OF THE VALIDITY OF ANY OF THE GTS PATENT RIGHTS OR THE ACCURACY, COMPLETENESS, SAFETY OR USEFULNESS FOR ANY PURPOSE, OF ANY GTS TECHNOLOGY LICENSED BY GTS TO ULTHERA. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, AND EXCEPT FOR ANY INJURY, LOSSES OR DAMAGES DIRECTLY CAUSED BY A MATERIAL BREACH BY LICENSORS OF THE REPRESENTATIONS AND WARRANTIES UNDER ARTICLE 6 OF THIS AGREEMENT OR ANY OBLIGATIONS ARISING OUT OF ARTICLE 7, OR BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LICENSORS, LICENSORS SHALL HAVE NO LIABILITY WHATSOEVER TO ULTHERA OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY OF ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM, THE PRODUCTION, USE OR SALE OF ANY LICENSED PRODUCT, OR THE PRACTICE OF THE GTS TECHNOLOGY AND ULTHERA SHALL HOLD LICENSORS, THEIR AFFILIATES, OFFICERS, EMPLOYEES, OR AGENTS, HARMLESS IN THE EVENT ULTHERA, OR ITS OFFICERS, EMPLOYEES, OR AGENTS IS HELD LIABLE.

6.2 EXCEPT AS SPECIFICALLY SET FORTH HEREIN, LICENSORS MAKE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO ULTHERA, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND/OR NON-INFRINGEMENT.

6.3 NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE SUCCESS OF THE DEVELOPMENT OR THE COMMERCIAL EXPLOITATION OF ANY LICENSED PRODUCT.

6.4 LICENSORS REPRESENT AND WARRANT AS FOLLOWS: (A) EXHIBITS A, B, AND C REPRESENT A COMPLETE AND ACCURATE LIST OF ALL PATENT RIGHTS OWNED, OR LICENSED TO OR OTHERWISE CONTROLLED BY LICENSORS AND THEIR AFFILIATES, UP TO AND AS OF THE EFFECTIVE DATE, (B) LICENSORS HAVE NOT GRANTED TO ANY THIRD PARTY ANY INTELLECTUAL PROPERTY RIGHTS IN THE FIELD, (C) THE GRANTING OF THE LICENSE TO THE GTS TECHNOLOGY WILL NOT VIOLATE ANY PRIOR AGREEMENTS BETWEEN GTS OR ARDENT SOUND AND THIRD PARTIES OR ANY PROVISION OF LAW, STATUTE, RULE OR REGULATION, (D) NO OTHER PERSON OR ENTITY HAS ANY RIGHT, TITLE OR INTEREST IN OR TO THE GTS TECHNOLOGY THAT COULD INTERFERE WITH THE GRANTING OF THE LICENSE CONTEMPLATED HEREIN, (E) EXCEPT FOR THE ARDENT-GTS AGREEMENT, LICENSORS HAVE NOT GRANTED ANY LICENSE RIGHTS IN THE GTS TECHNOLOGY IN THE FIELD TO ANY THIRD PARTY, AND (F) THE LICENSED SOFTWARE IS OWNED BY LICENSORS, OR LICENSED FROM THIRD PARTIES, WITHOUT ANY

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REQUIREMENT TO PUBLICLY DISCLOSE ANY SUCH SOFTWARE AND WITHOUT THE NEED TO OBTAIN CONSENT FROM SUCH THIRD PARTIES TO LICENSE SUCH SOFTWARE TO ULTHERA.

ARTICLE 7

Indemnification

In order to distribute among themselves the responsibility for claims arising out of this Agreement, and except as otherwise specifically provided for herein, the Parties agree as follows:

7.1 Indemnification by GTS. GTS agrees to defend and indemnify and hold Ulthera harmless against any and all Third Party claims, suits, proceedings, expenses, recoveries and damages including court costs and reasonable attorneys fees and expenses, arising out of, based on, or caused by (a) the breach by GTS of any material representation or warranty contained in this Agreement, in each case except to the extent that such claims, suits, proceedings, expenses, recoveries or damages arise from or are aggravated by acts of or failure to act by Ulthera, or (b) GTS misappropriation or wrongful use of a trade secret or other proprietary right (excluding Patent Rights); provided that (i) Ulthera shall provide GTS with reasonably prompt written notice of any claim or action for which it seeks indemnification under this Section 7.1; (ii) GTS shall have sole control of the defense and settlement of any such claim or action; (iii) Ulthera shall reasonably cooperate and provide reasonable assistance in connection with the defense and settlement of any such claim or action; and (iv) except for actions arising from or caused by the willful, intentional, or grossly negligent acts on the part of GTS, any such expenses, recoveries, damages, costs and fees are limited to the amount of any payments received by GTS under this Agreement. GTS will not enter a settlement involving payment of money by Ulthera without prior written consent by Ulthera.

7.2 No Indemnification for Intellectual Property Infringement. Due to the uncertainty of the Intellectual Property rights of Third Parties, GTS has no obligation to defend, indemnify or hold Ulthera harmless in the event any claims, suits, proceedings, expenses, recoveries or damages arise out of, are based on, or are caused by any allegation of infringement of any Intellectual Property Rights of any Third Party resulting from the development, manufacture, use, offer for sale, or sale of Licensed Products or any other products produced under the Development Services. However, in the event any such allegation of infringement occurs, GTS agrees to (a) cooperate with Ulthera in the defense of Ulthera with respect to the alleged infringement, and (b) work with Ulthera to replace or modify the alleged infringing product during the further performance of Development Services until Ulthera is satisfied that such replaced or modified product is outside the scope of any such allegation of infringement. Moreover, in the event that a license from any Third Party is

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required by Ulthera in order to make, have made, have used, sell, offer to sell, have sold or import and have imported any particular Licensed Product without infringing a Patent Right of a Third Party, then any royalty payment which Ulthera is obligated to pay to GTS under Section 5.1 shall be reduced [***] for each [***] of additional royalty obligations to Third Parties in a royalty-bearing license, or by [***] of the royalties or other payments payable by Ulthera to Third Parties pursuant to any additional Third Party agreement in a pre-paid or other lump sum payment agreement, provided, however, that in no event will the total royalty payments payable to GTS under this Agreement be reduced to less than [***] of the royalties otherwise due to GTS under this Agreement.

7.3 Indemnification by Ulthera. Ulthera agrees to defend and indemnify and hold GTS and Ardent Sound harmless against any and all Third Party claims, suits, proceedings, expenses, recoveries, and damages including court costs and reasonable attorneys fees and expenses, in connection with any of the Licensed Product sold or disposed for value by Ulthera or its Affiliates arising out of, based on, or caused by (a) the development, manufacture, the storage, sale, shipment, promotion or distribution of the Licensed Product by Ulthera or its Affiliates, or (b) the breach by Ulthera of any material representation or warranty contained in this Agreement, in each case except to the extent that such claims, suits, proceedings, expenses, recoveries or damages arise from acts of or failure to act by GTS and Ardent Sound; provided that (i) GTS and/or Ardent Sound shall provide Ulthera with prompt written notice of any claim or action for which it seeks indemnification under this Section 7.3 and of any invitation to license provided by such Third Party; (ii) Ulthera shall have sole control of the defense and settlement of any such claim or action; and (iii) GTS and/or Ardent Sound shall reasonably cooperate and provide reasonable assistance in connection with the defense and settlement of any such claim or action. Ulthera will not enter a settlement involving payment of money by GTS and/or Ardent Sound without prior written consent by GTS and/or Ardent Sound, which consent shall not be unreasonably withheld.

7.4 Sole Remedy. The indemnification provisions set forth in this Agreement constitute the sole and exclusive remedies of the Parties for any and all Third Party claims, suits, proceedings, expenses, recoveries, and damages in respect of this Agreement.

7.5 Limitations on Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ITS SUBJECT MATTER (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE OR WHETHER SUCH DAMAGES ARE REASONABLY FORESEEABLE. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL GTS BE LIABLE FOR DAMAGES IN EXCESS OF THE SUM OF AMOUNTS GTS HAS RECEIVED FROM ULTHERA UNDER THE TERMS OF THIS AGREEMENT.

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ARTICLE 8

TERM AND TERMINATION

8.1 Term. The “Term” of this Agreement shall commence as of the Effective Date of this Agreement and shall continue until the last of the GTS Patent Rights expire or otherwise terminated in accordance with this Article 8.

8.2 Ulthera Termination For Convenience. Ulthera may terminate this Agreement for any reason upon ninety (90) calendar days’ prior written notice to GTS and Ardent Sound.

8.3 Ulthera Termination for Event of Default by Licensors. Subject to Ulthera’s compliance with the provisions in Section 8.6, Ulthera may terminate this Agreement upon the occurrence of any one or more of the following acts, events or occurrences, each of which shall constitute an “Event of Default” under this Agreement:

(a) GTS or Ardent Sound becomes the subject of a Bankruptcy Event;

(b) GTS or Ardent Sound violates the provisions of Section 3.2(c) of this Agreement;

(c) GTS or Ardent Sound commits any other material breach of this Agreement; or

(d) in the event of a Change in Control of GTS or Ardent Sound, and such Change in Control involves (i) a Competitor (as defined below), (ii) a Third Party which does not have the financial, production or other resources necessary for it to meet all of the obligations of the Party being replaced under this Agreement, or (iii) a Third Party who does not agree to be bound by the obligations imposed on Licensors under this Agreement. For purposes of this Agreement, a “Competitor” shall mean any person or entity that is engaged in the business of developing or commercially exploiting products within the Field.

8.4 GTS Termination for Event of Default by Ulthera. Subject to GTS’ compliance with the provisions of Section 8.6, GTS may upon the occurrence of any one or more of the following acts, events or occurrences, each of which shall constitute an “Event of Default” under this Agreement:

(a) Ulthera becomes the subject of a Bankruptcy Event;

(b) Ulthera fails to make timely payments as required herein; or

(c) Ulthera, its Affiliates, or any sublicense commits any other material breach of this Agreement.

8.5 Termination Rights upon an Event of Default. Upon the occurrence of an Event of Default under Sections 8.4 or 8.5 of this Agreement by one of the Parties,

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(being referred to as the “Defaulting Party”), the non-defaulting Party in its sole discretion may terminate this Agreement so long as such Event of Default is not cured by the Defaulting Party within forty-five (45) calendar days from receipt of written notice, subject to those insolvency rights under Section 8.8, if applicable. The non-Defaulting Party may provide its written consent to such Event of Default, such consent not to prejudice any future termination of this Agreement based on another occurrence of such Event of Default. Notwithstanding the preceding, from the date a Party notifies the other Party that it wishes to commence a proceeding in accordance with the dispute resolution procedures set forth in Article 9 until such proceeding has been concluded, the running of the time period referred to in this Section 8.6 for curing a breach shall be suspended with respect to the subject matter of the dispute, claim or controversy. If Ulthera alleges an Event of Default by GTS, [***] until such alleged Event of Default is adjudicated by binding arbitration pursuant to Section 9.1, so long as [***] three (3) months. If the arbitrator declines to find such an Event of Default, Ulthera will [***]. If the arbitrator determines an Event of Default exists, Ulthera may terminate this Agreement pursuant to Section 8.7(c), or allow GTS additional time to cure. The parties will act in good faith to obtain an arbitration decision prior to three (3) months from the date that a non-defaulting party notifies a Defaulting Party in writing that the non-defaulting party wishes to commence arbitration. If the arbitration process exceeds three (3) months, Ulthera will [***] if the arbitrator determines default.

8.6 Effects of Termination

(a) Effect of Ulthera’s Termination for Convenience. In the event Ulthera terminates this Agreement in accordance with Section 8.2, all licenses to any GTS Patent Rights granted herein shall terminate and Ulthera agrees to grant to GTS, at GTS’s sole discretion, a royalty-free, nonexclusive, transferable, sublicenseable, license under all Ulthera Patent Rights and the Work Product that are developed solely by GTS or Ardent Sound for Ulthera, or jointly by GTS, Ardent Sound and Ulthera (or any combination thereof), covering all inventions conceived of and reduced to practice in the course of the Development Services under this Agreement during the Term naming employees of GTS or Ardent Sound as inventors to develop, have developed, use, make, have made, offer for sale, sell, have sold and import products or processes, but for the license granted herein would infringe at least one Valid Claim of any such Ulthera Patent Rights.

(b) Effect of Ulthera’s Termination for Event of Default by Licensors. In the event this Agreement is terminated by Ulthera in accordance with Section 8.3, Ulthera may elect to retain the licenses granted to it under Section 2.1 of this Agreement, so long as Ulthera continues its obligation to make royalty payments under this Agreement, such royalty payments being reduced by [***] percent ([***]%) from the effective rates under Section 5.1(a) and in which case Licensors agree to continue their respective obligations under Sections 2, 3.2 and 3.3 of this Agreement. The proceeding sentence notwithstanding, in no event will the total royalty payments payable to GTS under this Section 8.6(b) be reduced to less than [***] percent ([***]%) of the royalties otherwise due to GTS just prior to termination of this Agreement. In the

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event this Agreement is terminated by Ulthera in accordance with Section 8.3 and Ulthera elects not to retain the licenses granted to it under Section 2 of this Agreement, then all GTS Patent Rights granted herein and Licensors’ obligations under Section 3.2(c) shall terminate. In any event, Ulthera agrees to grant to GTS, at GTS’s sole discretion, a royalty-free, nonexclusive, transferable, sublicenseable, license under all Ulthera Patent Rights and the Work Product outside the Field that are developed solely by GTS or Ardent Sound for Ulthera, or jointly by GTS, Ardent Sound and Ulthera (or any combination thereof), covering all inventions conceived of and reduced to practice in the course of the Development Services under this Agreement during the Term naming employees of GTS or Ardent Sound as inventors to develop, have developed, use, make, have made, offer for sale, sell, have sold and import products or processes, but for the license granted herein would infringe at least one Valid Claim of any such Ulthera Patent Rights. All other obligations shall terminate, subject to Section 8.11.

(c) Effect of GTS’ Termination for Event of Default by Ulthera. In the event this Agreement is terminated by GTS in accordance with Sections 8.4 and 8.5, all licenses to any GTS Patent Rights granted herein shall terminate, and Ulthera agrees to grant to GTS, at GTS’s sole discretion, a royalty-free, nonexclusive, transferable, sublicenseable, license under all Ulthera Patent Rights and the Work Product that are developed solely by GTS or Ardent Sound for Ulthera, or jointly by GTS, Ardent Sound and Ulthera (or any combination thereof), covering all inventions conceived of and reduced to practice in the course of the Development Services under this Agreement during the Term naming employees of GTS or Ardent Sound as inventors to develop, have developed, use, make, have made, offer for sale, sell, have sold and import products or processes, but for the license granted herein would infringe at least one Valid Claim of any such Ulthera Patent Rights.

8.7 Force Majeure Events. If a Party is prevented from performing any of its obligations hereunder due to any cause which is beyond the non-performing Party’s reasonable control, including, without limitation, fire, explosion, flood, or other acts of God; acts, regulations, or laws of any government; war or civil commotion; strike, lock-out or labor disturbances; or failure of public utilities or common carriers (a “Force Majeure Event”), such non-performing Party shall not be liable for breach of this Agreement with respect to such non-performance to the extent such non-performance is due to a Force Majeure Event. Such non-performance will be excused for three months or as long as such event shall be continuing (whichever period is shorter), provided that the non-performing Party gives prompt written notice to the other Party of the Force Majeure Event. Such non-performing Party shall exercise all reasonable efforts to eliminate the Force Majeure Event and to resume performance of its affected obligations as soon as practicable. Should the event of Force Majeure continue unabated for a period of sixty (60) days or more, the Parties shall enter into good faith discussions with a view to alleviating its affects or to agreeing upon such alternative arrangements as may be fair and reasonable having regard to the circumstances prevailing at that time.

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8.8 Rights upon Insolvency. All rights and licenses granted under or pursuant to this Agreement by Licensors to Ulthera are for all purposes of Article 365(n) of Title 11, U.S. Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in the Bankruptcy Code. The Parties agree that Ulthera, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. If this Agreement is rejected as provided in the Bankruptcy Code and Ulthera elects to retain its rights hereunder as provided in Bankruptcy Code, Section 365(n) then Licensors (in any capacity, including debtor-in-possession) and their respective successors and assigns (including, without limitation, any trustee in bankruptcy) shall provide or cause to be provided to Ulthera access to all such intellectual property (and any embodiments of intellectual property) in the Field held by or in the control of Licensors and such successors and assigns immediately upon Ulthera’s written request therefore. The Parties agree that “embodiments” of intellectual property hereunder include, without limitation, data, software and other works of authorship, processes, techniques, procedures, compositions, devices, methods, formulas, protocols and information, including, without limitation, all electrical, mechanical, chemical, biochemical, toxicological and scientific research information. All rights, powers and remedies of Ulthera provided under this Section 8.9 are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, the Bankruptcy Code) in the event of any such commencement of a bankruptcy proceeding by or against Licensors. Ulthera, in addition to the rights, powers and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including the Bankruptcy Code) in such event.

8.9 Remedies Cumulative. Any termination by Ulthera under Section 8.4 or by GTS under Section 8.5 above will be in addition to, and not in substitution for or a condition to, the pursuit of any other remedies available to such Party under this Agreement or in law or equity. Without limiting the foregoing, in the event of a material breach by either Party of this Agreement, subject to Section 7.5, the Party that is not the breaching Party, without exercising any right of termination otherwise available to it, may pursue its remedies for damages or other relief under the dispute resolution procedures set forth in Article 9.

8.10 Return of Confidential Information. Upon termination of this Agreement, each Party will promptly return to the other Party, delete or destroy all relevant records and materials in such Party’s possession or control containing Confidential Information of the other Party.

8.11 Survival of Certain Obligations. Expiration or termination of the Agreement will not relieve the Parties of any obligation accruing before such expiration or termination. The following provisions of this Agreement will survive the expiration or termination of the Agreement: Articles 6 (Representations and Warranties), 7 (Indemnification), 8 (Term and Termination), 9 (Dispute Resolution) and 11 (Miscellaneous) and Section 2.4(b) (Sublicense Rights); if Ulthera has elected to retain

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the licenses granted to it under Section 8.7(c), Section 3.2(c) (Restriction in Field); and, until the GTS Patent Rights have expired, Sections 5.1 (Royalty Payments), 5.2 (Payment; Reports), 5.3 (Exchange Rate; Manner and Place of Payment), and 5.4 (Records and Audits). Except as set forth in this Section 8.11, upon termination or expiration of this Agreement, all other rights and obligations under this Agreement shall then be null and void and have no further force and effect. Any expiration or early termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement before termination.

ARTICLE 9

Dispute Resolution

9.1 Any controversy or claim arising out of or relating to this Agreement shall be resolved by binding arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then pertaining (available at www.adr.org), except where those rules conflict with this provision, in which case this provision controls. Any court with jurisdiction shall enforce this clause and enter judgment on any award. The arbitrator shall be selected within twenty (20) business days from commencement of the arbitration from the AAA’s National Roster of Arbitrators pursuant to agreement or through selection procedures administered by the AAA. Within forty-five (45) days of initiation of arbitration, the Parties shall reach agreement upon and thereafter follow procedures, including limits on discovery, assuring that the arbitration will be concluded and the award rendered within no more than eight (8) months from selection of the arbitrator or, failing agreement, procedures meeting such time limits will be designed by the AAA and adhered to by the Parties. The arbitration shall be held in Phoenix, Arizona and the arbitrator shall apply the substantive law of Arizona or federal law as appropriate, except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. Prior to commencement of arbitration, emergency relief is available from any court to avoid irreparable harm. The arbitrator shall not award either party punitive, exemplary, multiplied or consequential damages, or attorney’s fees or costs.

9.2 Prior to commencement of arbitration, the Parties must attempt to mediate their dispute using a professional mediator from AAA, the CPR Institute for Dispute Resolution, or like organization selected by agreement or, absent agreement, through selection procedures administered by the AAA. Within a period of forty-five (45) calendar days after the request for mediation, the Parties agree to convene with the mediator, with business representatives present, for at least one session to attempt to resolve the matter. In no event will mediation delay commencement of the arbitration for more than forty-five (45) calendar days absent agreement of the Parties or interfere with the availability of emergency relief.

9.3 In the event that the Dispute Resolution under Section 9.1 is unsuccessful in that the adjudicated breaching party continues to breach the Agreement, the prevailing party may bring an action in any state or federal court of

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competent jurisdiction and shall be entitled to any damages awarded, court costs, reasonable attorneys’ fees, expert witness fees and legal expenses as may be fixed by said court. Both parties acknowledge that there will be no adequate remedy at law for its failure to comply with the terms of this Agreement. Accordingly, in the event a party fails to comply therewith, the non-breaching party shall have the right to have any breach of this Agreement remedied by equitable relief by way of a temporary restraining order, preliminary injunction, permanent injunction, and such other alternative relief as may be appropriate.

ARTICLE 10

Prosecution and Maintenance of Patent Rights

10.1 Handling of Ulthera Patent Rights.

(a) Ulthera shall, at its own expense and by counsel of its own choice, file, prosecute and maintain all patent applications and patents within the Ulthera Patent Rights, including filing, prosecuting and maintaining both United States and foreign patent applications and patents in both the United States and in countries, as determined solely by Ulthera.

(b) As to any patent applications or issued patents within the Ulthera Patent Rights with respect to which Ulthera determines not to respond to any Office Action from a U.S. or foreign patent office or otherwise continue prosecution that as a consequence of not responding would result in irrevocable abandonment of the subject matter of the application, or determines not to pay any maintenance or annuity fee for such patent applications or any patents, Ulthera shall offer to GTS the ability to continue, at GTS’s expense, with such prosecution or make such maintenance or annuity fee payments at least thirty (30) calendar days prior to any final deadline for a response or payments, including the execution of any documents necessary for GTS to continue such prosecution or pay such maintenance or annuity fees. Ulthera further agree that it will promptly execute any powers or attorney to any such patents and applications to Licensors upon request by Licensors, and Licensors will have the full right to prosecute any such applications, to file and prosecute new patent application claiming priority to such application, and to pay such maintenance fees in Licensors’ sole discretion, and that any license granted in Section 3.5 to such patent or patent application shall become permanent and non-revocable, irrespective of rights upon termination as set forth in Article 8.

(c) Upon written request, Ulthera agrees to provide GTS and its counsel with copies of all correspondence to and from the patent offices related to the pending patent applications and future patent applications within Ulthera Patent Rights that are licensed back to GTS under Section 3.5(a).

10.2 Handling of GTS Patent Rights Prosecuted by GTS.

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(a) Except for those applications and patents identified as “Ulthera Prosecuted” on Exhibit A, Licensors shall, at their own expense and by counsel of their own choice, file, prosecute and maintain all patent applications and patents within the GTS Patent Rights, including filing, prosecuting and maintaining foreign patent applications and patents in countries, as determined solely by Licensors; provided, however, that Licensors will provide a copy to Ulthera of all office actions and all responses to office actions, and to any continuations and other divisional or continuing patent applications in sufficient time prior to filing the same to allow Ulthera to review the office action and proposed filing and provide comments, and Licensors will consider all comments and claims provided by Ulthera and will reasonably include such comments and claims in the filing. GTS shall endeavor to provide such office actions to Ulthera within one-month of receipt by a patent office, and shall provide a draft response to Ulthera at least two weeks prior to any deadline for filing such response. Moreover, Licensors will not knowingly make any statements or omissions or take any other action during prosecution or enforcement of any GTS Patent Rights or Ulthera Patent Rights which admits or concedes that any of such Patent Rights is invalid or unenforceable, or which adversely affects or limits the scope of any claims in such Patent Rights unless necessary to overcome prior art other than the GTS Patent Rights, without Ulthera’s prior written consent.

(b) To the extent that Licensors determine with respect to any GTS Patent Rights not to respond to any office action from a U.S. or foreign patent office or otherwise continue prosecution that as a consequence of not responding would result in irrevocable abandonment of the subject matter in a pending application, or determine not to pay any maintenance or annuity fee for such patent application or any patents, or determine not to file a continuation or divisional application with respect to the patent application prior to its issuance, or file or validate in any foreign country, Licensors shall, as applicable, offer to Ulthera the ability to continue, at Ulthera’s expense, prosecuting and maintaining such application or patent at least thirty (30) calendar days prior to the final deadline for a filing, validation, response or payments, including the execution of any documents necessary for Ulthera to continue such prosecution, pay such maintenance or annuity fees, file or validate such applications. Licensors further agree that they will promptly grant powers of attorney in and to any such patents and applications to Ulthera upon request by Ulthera, and Ulthera will have the full right to prosecute any such applications, to file and prosecute new patent application claiming priority to such application, and to pay such maintenance fees in its sole discretion. It being understood that Ulthera will thereafter owe no further royalty to GTS for Net Sales of Licensed Products to the extent covered by such patent or patent application, and that any license granted in Section 2.1(a) to such patent or patent application shall become permanent and non-revocable, irrespective of rights upon termination as set forth in Article 8.

10.3 Handling of GTS Patent Rights Prosecuted by Ulthera

(a) For those applications and patents identified as “Ulthera Prosecuted” on Exhibit A, the control and responsibility for maintenance and

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prosecution is transferred to Ulthera, pursuant to the terms of the Letter Agreement, along with the fees and costs associated with this prosecution only as incurred by Ulthera or its counsel (and up to [***] per response to office action or new continuation claim set to allow for assessment and consultation by GTS, not to exceed [***] per month, unless Ulthera specifically requests and authorizes in writing, with a proposal, for additional consultation from GTS). Such fees shall be billed to Ulthera with sufficient detail to identify the matter for which consultation (by application number) was provided, the type of work performed, and the consultation time incurred. For the avoidance of doubt, other than for the up to [***] of expenses and fees of GTS per office action response or continuation that are recoverable in this Section 10.3 under the License Agreement, or to the extent that Ulthera specifically requests the consultation and assistance of GTS: (i) a Party’s obligations to provide patent office communications, execute legal documents (e.g., Powers of Attorney, declarations, assignments), and provide status reports to the other Party will be done at no expense to said other Party; and (ii) if a Party further chooses to have its own counsel review documents and provide input, said Party will be responsible for the expenses associated with same.

(b) From time to time, to the extent that Ulthera desires to select other patents and patent applications for prosecution by Ulthera counsel, Ulthera shall offer in writing to GTS to have such patents or patent applications be transferred to Ulthera’s counsel for prosecution, and to the extent GTS determines to accept such offer, not to be unreasonably withheld, then such patents or patent applications shall fall under this Section 10.3. For the avoidance of doubt, all patents and all patent applications encompassed within GTS Patent Rights shall remain owned by, titled to and assigned to Licensors.

(c) For those applications and patents identified as “Ulthera Prosecuted” on Exhibit A, Ulthera will provide a copy to GTS and its counsel of all office actions and all responses to office actions, and to any draft continuations and other divisional or continuing patent applications in sufficient time prior to filing the same to allow GTS and its counsel to review the office action and proposed filing and provide comments, and Ulthera will consider all comments and claims provided by GTS and will reasonably include such comments and claims in the filing. Ulthera shall endeavor to provide such office actions to GTS counsel within one-month of receipt by a patent office, and shall provide a draft response at least two weeks prior to deadline for filing such response. Moreover, Ulthera will not knowingly make any statements or omissions or take any other action during prosecution or enforcement of any Ulthera Prosecuted GTS Patent Rights which admits or concedes that any of such Patent Rights is invalid or unenforceable, or which adversely affects or limits the scope of any claims in such Patent Rights, without GTS’ prior written consent.

(d) For those applications and patents identified as “Ulthera Prosecuted” on Exhibit A, in the event of a dispute in amending claims, Ulthera shall make the final determination for claims that are solely within the Field and GTS shall make the final determination for all other claims. The parties agree that they will, in good faith, attempt to resolve any disputes in favor of expediting prosecution. With

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respect to a Party’s comments to an office action handled by the other Party’s counsel, such Party shall provide its comments in writing or telephonically within ten (10) business days of receipt of any draft response from such other Party’s counsel; otherwise, such other Party’s counsel shall be free to proceed with its version of the draft response and only consider the comments provided by such Party in its own discretion.

(e) Ownership of GTS Patent Rights. GTS will retain exclusive ownership of the GTS Patent Rights, as well as the exclusive rights to exploit or otherwise use outside the Field. For those applications and patents identified as “Ulthera Prosecuted” on Exhibit A, Ulthera will notify GTS promptly of any patents or applications that it decides to irrevocably abandon or not pursue the disclosed subject matter and will relinquish its prosecution rights and payment obligations back to GTS with respect to any such patents and applications [***], such relinquishment to include no more than [***] per calendar year. For the avoidance of doubt, a patent application will not be considered irrevocably abandoned or not pursued if Ulthera chooses to file a continuing application in lieu of pursuing a parent application. For clarity, should Ulthera choose not to prosecute and pay for a particular GTS patent or application, the patent or application shall still be licensed to Ulthera under the GTS Patent Rights, and no rights to Ulthera shall be forfeited.

10.4 Payments for Prior Patent Prosecution as of Effective Date. Other than as specifically set forth in this Agreement, neither Party shall have any right to a refund or reimbursement of any fees or costs accrued for any GTS Patent Rights as of the Execution Date of the Second Restated Agreement and thereafter. For the avoidance of doubt, Section 10.4 does not implicate the obligations of the Parties relative to royalty payments under this and related Agreements.

10.5 Infringement by Third Parties. As to the GTS Patent Rights:

(a) Ulthera shall have the exclusive right, but not the obligation, at its sole expense, under its control and with counsel of its own choice, to enforce the GTS Patent Rights within the Field against any infringer, including the right to file suit for patent infringement naming GTS as a party, and the right to settle such suit without GTS’s consent. Licensors shall promptly notify Ulthera in writing of any infringement by Third Parties of the GTS Patent Rights or of any Patent Rights covering GTS Know-How.

(b) GTS shall permit the use of its name in all such suits, sign all necessary papers, and will attempt to do all reasonable things necessary at Ulthera’s expense, to facilitate the prosecution of such infringement suits, so long as the business operations of GTS are not substantially disrupted. Ulthera shall incur no liability to GTS as a consequence of such litigation, the conduct of such litigation or any unfavorable decision resulting from it, including any decision holding any of the GTS Patent Rights invalid or unenforceable.

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(c) Any recovery of damages by Ulthera by way of judgment, award, decree or settlement resulting from any such suit pursuant to Section 10.4(a) shall be apportioned, after payment of all legal expenses and all other litigation costs, to the Parties based on their respective contributions to the legal expenses, litigation costs, and their documented direct costs incurred in pursuing the suit.

ARTICLE 11

Miscellaneous

11.1 Confidentiality.

(a) Ulthera and Licensors will be exchanging information relating to the Licensed Products at the inception of and from time to time during the Term of this Agreement. Any such information which is considered by the disclosing Party to be confidential will be identified in writing as confidential information or, if disclosed orally or in another non-written manner, shall be confirmed in writing as being confidential promptly within thirty (30) calendar days after the disclosure thereof (collectively referred to as “Confidential Information”). The Party receiving such information will maintain the information in confidence using at least the same standard of care it uses to maintain its own information in confidence during the term of this Agreement and for a period of three (3) years thereafter. Such obligation of confidentiality shall not apply to information which (i) is known to the receiving Party prior to the disclosure, (ii) is publicly known as of the date of the disclosure, (iii) becomes publicly known after the date of disclosure through no fault of the receiving party, (iv) is received from a Third Party who has no obligation of confidentiality to the disclosing Party, (v) is developed independently by the receiving Party, or (vi) is required to be disclosed under applicable laws, rules or regulations, including, without limitation, the rules and regulations of the Securities and Exchange Commission or other governmental bodies.

(b) Notwithstanding paragraph (a) above, each Party shall be permitted to disclose to its suppliers, wholesalers and other direct customers and assigns such Confidential Information relating to the Licensed Products as such Party shall reasonably determine to be necessary in order to effectively manufacture, market and distribute the Licensed Products provided that such entities are bound by the same confidentiality obligation such Party has with respect to the other Party’s Confidential Information. Each Party shall also be permitted to disclose the Confidential Information if required to be disclosed to comply with a court or administrative subpoena or order; provided, however, that the receiving party first uses reasonable efforts to obtain an order preserving the confidentiality of any Confidential Information, and provided, further, that the receiving Party gives the other Party timely notice of the contemplated disclosure to provide the disclosing Party the opportunity to intervene to preserve the confidentiality of any Confidential Information.

11.2 Publicity.

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(a) No Party to this Agreement shall originate any publicity, news release or other public announcement, written or oral, whether relating to this Agreement or any arrangement between the Parties other than acknowledging the existence of any arrangement between the Parties, without the prior written consent of any other Party named in such publicity, news release or other public announcement, except where such publicity, news release or other public announcement is required by law; provided that in such event, the Party issuing same shall still be required to consult with the other Party or Parties named in such publicity, news release or public announcement a reasonable time (being not less than forty-eight (48) hours) prior to its release to allow the named Party or Parties to comment on the use of its name and, after its release, shall provide the named Party or Parties with a copy thereof.

(b) Neither Party shall use the name of the other for advertising or promotional claims without the prior written consent of the other Party.

11.3 Survival. Those provisions of this Agreement dealing with rights and obligations after termination of this Agreement shall survive termination of this Agreement to the extent necessary to give effect to such provisions.

11.4 Penalties. If a Party terminates this Agreement in accordance with the terms herein, the terminating Party shall owe no penalty or indemnity to the terminated Party on account of such termination.

11.5 Independent Contractor Status. Neither Party shall have any authority to obligate the other in any respect nor hold itself out as having any such authority. All personnel of GTS shall be solely employees of GTS and shall not represent themselves as employees of Ulthera, all personnel of Ardent Sound shall be solely employees of Ardent Sound and shall not represent themselves as employees of Ulthera, and all personnel of Ulthera shall be solely employees of Ulthera and shall not represent themselves as employees of GTS or Ardent Sound.

11.6 Binding Effect; Benefits; Assignment.

(a) This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective permitted successors and assigns. Nothing contained herein shall give to any other person any benefit or any legal or equitable right, remedy or claim. Anything to the contrary herein notwithstanding, each Party agrees that the right and obligations under this Agreement of the other Party may, from time to time, be exercised or performed, as the case may be, in whole or in part by Affiliates of such Party; provided, however, that neither GTS nor Ardent Sound will engage or otherwise use any other Affiliate of either or any Third Party to conduct the Development Services unless such Affiliates and Third Parties have entered into a prior written agreement with Licensors through which such Affiliates and Third Parties agree to protect any Confidential Information provided by GTS or Ardent Sound under obligations no less stringent than those provided in Sections 11.1 and 11.2, and to assign to Licensors all Intellectual Property Rights arising from such engagement. In

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any case under Title 11 United States Code, Licensors consent to the assumption by Ulthera of this Agreement upon satisfaction of statutory conditions of such assumption.

(b) This Agreement shall not be assignable by any Party without the prior written consent of the other Party, which shall not be unreasonably withheld, except that each Party shall be permitted to assign this entire Agreement without the other Party’s consent upon such Party’s Change of Control, or to an Affiliate or a Third Party acquiring all or substantially all of the assigning Party’s assets, voting stock or business to which this Agreement relates, in each case upon written notice to the other Party; provided, however, that in event of such an assignment that Licensors shall continue to perform Development Services until such Development Services are completed or terminated by Licensors in accordance with this Agreement. Any assignment of this Agreement by any Party, with or without any required consent of the other Party, shall be subject to the assignee(s) agreeing in writing to assume all of the benefits and obligations of this Agreement. For clarity, any and all rights under this Agreement (other than the covenants-not-to-sue to New GTS Developments in the Field and to the Further GTS Developments for the Treatment of [***], which convert to a non-exclusive license for a Third Party Acquirer upon acquisition, as set forth in Section 2.1(e)(ii)) are assignable, licensable, or otherwise transferable.

11.7 Entire Agreement; Amendments. This Agreement, which includes the exhibits, sets forth the entire understanding among the Parties and supersedes all prior agreements with respect to the subject matter herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties, and no purchase order shall have the effect of modifying or amending this Agreement.

11.8 Severability. In the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn while maintaining the intent of the Parties, so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

11.9 Remedies. Unless otherwise expressly provided, all remedies hereunder are cumulative, and in addition to any other remedies provided for by law and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy.

11.10 Notices. Any notice, request, consent or communication (collectively, a “Notice”) under this Agreement shall be effective if it is in writing and (a) personally

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delivered, (b) sent by certified or registered mail, postage prepaid, return receipt requested, (c) sent by an internationally recognized overnight delivery service, with delivery confirmed, or (d) sent by facsimile, with receipt confirmed and hard copy delivered by regular mail; in each instance, addressed as set forth in this Section 11.10, or to such other address as shall be furnished by either Party hereto to the other Party hereto. A Notice shall be deemed to have been given as of (i) the date when personally delivered, (ii) seven (7) business days after being deposited with the United States Postal Service, certified or registered mail, properly addressed, return receipt requested, postage prepaid, (iii) two (2) business days after being delivered to said overnight delivery service properly addressed, or (iv) confirmation of receipt of the facsimile, as the case may be. All Notices shall specifically state: (1) the provision (or provisions) of this Agreement with respect to which such Notice is given, and (2) the relevant time period, if any, in which the party receiving the Notice must respond.

If to GTS:

Guided Therapy Systems, LLC.

33 S. Sycamore St.

Mesa, Arizona 85202

[***]

If to Ardent Sound:

Ardent Sound, Inc.

33 S. Sycamore St.

Mesa, Arizona 85202

[***]

In either case, with a copy to (which shall not constitute notice):

Quarles & Brady, LLP

One Renaissance Square

Two North Central Avenue

Phoenix, Arizona 85004

[***]

If to Ulthera:

Ulthera, Inc.

1840 South Stapley Drive, Suite 200

Mesa, AZ 85204

[***]

With a copy to (which shall not constitute notice):

Knobbe, Martens, Olson & Bear, LLP

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2040 Main Street, 14th Floor

Irvine, CA 92614

[***]

11.11 Waivers. The failure of a Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party. The observance of any provision of this Agreement may be waived (either generally or in any particular instance) only with the written consent of the waiving Party.

11.12 Counterparts. This Agreement may be executed in any number of counterparts, and execution by each of the Parties of any one of such counterparts will constitute due execution of this Agreement. Each such counterpart hereof shall be deemed to be an original instrument and all such counterparts together shall constitute but one agreement.

11.13 Headings & Terms. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Further, interchangeable use of the terms “Ulthera” and “Licensee” as well as the examples provided herein for clarity or avoidance of doubt are not intended to be limiting.

11.14 Construction. The Parties expressly agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

11.15 Further Assurances. Each Party will provide all further cooperation which any other Party reasonably determines is necessary to effectuate the purposes of this Agreement, and to ensure such Party the full and quiet enjoyment of the rights provided hereunder, without limitation, executing further assignments, consents, releases and other commercially reasonable documentation, and providing good faith testimony by affidavit, declaration, or other means.

[Signatures on following page]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, GTS, Ardent Sound and Ulthera, intending legally to be bound hereby, have caused this THIRD AMENDED AND RESTATED LICENSE AND DEVELOPMENT AGREEMENT to be duly executed as of the date first above written.

Guided Therapy Systems, L.L.C.

By:	/s/ M. Slayton
Name:	Michael H. Slayton
Title:	CEO/Manager
Date:

Ardent Sound, Inc.

By:	/s/ Peter G. Barthe
Name:	Peter Barthe
Title:	President and CEO
Date:

Ulthera, Inc.

By:	/s/ M. E. Likens
Name:	Matthew E. Likens
Title:	President and CEO
Date:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

GTS-EXCLUSIVELY LICENSED PATENT RIGHTS

U.S. Patents

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Two pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested wtih respect to the omitted portions.

Foreign Patents

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

U.S. Patent Applications

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Three pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested wtih respect to the omitted portions.

Foreign Patent Applications

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Six pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested wtih respect to the omitted portions.

Expired/Abandoned Patent Applications

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Four pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested wtih respect to the omitted portions.

EXHIBIT B

ARDENT SOUND-LICENSED PATENT RIGHTS

U. S. Patents

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Two pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested wtih respect to the omitted portions.

Foreign Patents

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

U.S. Patent Applications

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Foreign Patent Applications

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Expired/Abandoned Patent Applications

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

ARDENT SOUND NON-EXCLUSIVE PATENT RIGHTS

Patents

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Three pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested wtih respect to the omitted portions.

Patent Applications

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

ULTHERA PATENT RIGHTS

Patents

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Patent Applications

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Two pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested wtih respect to the omitted portions.

Expired/Abandoned Applications

Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E

OTHER GTS DEVELOPMENTS

TABLE E-1 – New GTS Developments
Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Four pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested wtih respect to the omitted portions.

TABLE E-2—Outside Field GTS Patent Rights
Country		Counsel Reference		Title		App No. Filing Date		Pub No. Pub Date		Patent No. Issue Date		Comments
[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]	Three pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested wtih respect to the omitted portions.

Exhibit F

Ulthera [***] Treatment System

[***]

[***]	Three pages have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested wtih respect to the omitted portions.